UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01731

Source Capital, Inc.

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

Item 1. Report to Stockholders.

(a) The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SOURCE CAPITAL, INC.

2024

SEMIANNUAL REPORT

for the six months ended June 30, 2024

(This page has been left blank intentionally.)

SOURCE CAPITAL, INC.
LETTER TO SHAREHOLDERS

DEAR SHAREHOLDER:

Performance Overview

Source Capital Inc.'s ("Source" or "Fund") net asset value (NAV) gained 2.45% for the quarter and 14.85% for the trailing twelve months, which is in line with the illustrative balanced indices shown below.

Performance versus Illustrative Indices1

	Q2 2024	Trailing 12-month
Source Capital (NAV)	2.45%	14.85%
Balanced Indices
60% MSCI ACWI/40% Bloomberg US Agg	1.75%	12.49%
60% S&P 500/40% Bloomberg US Agg	2.60%	15.42%
Equity Index
MSCI ACWI	2.87%	19.38%

We include the Fund's underlying exposure by asset class in the following table:

Portfolio Exposure2

Q2 2024
Equity
Common Stocks	39.8%
Total Equity	39.8%
Credit
Public	25.1%
Private (Invested assets only)	16.0%
Total Credit	41.1%
Other	0.2%
Cash	18.9%
Total	100.0%

Portfolio & Market Discussion3

Equity

The stock market has been a tale of the haves and have-nots with returns lifted by just four contributors (Nvidia, Microsoft, Alphabet, and Amazon.com) that represented 43% and 53% of the MSCI ACWI and S&P 500 YTD returns, respectively.4

Though Value outperformed Growth in 2022's market rout, Growth is again leading the charge. In the last year, the S&P 500 Growth battered Value by more than seventeen percentage points while the MSCI ACWI Growth beat the Value component by almost eleven percentage points.

1  Comparison to the indices is for illustrative purposes only. An investor cannot invest directly in an index. Fund shareholders may only invest or redeem their shares at market value (NYSE: SOR), which may be higher or lower than the Fund's net asset value (NAV).

2  Source: FPA, as of June 30, 2024. Portfolio composition will change due to ongoing management of the Fund. Cash includes the non-invested portion of private credit investments. Totals may not add up to 100% due to rounding.

3  References to individual securities are for informational purposes only, are subject to change, and should not be construed as recommendation or a solicitation to buy or sell a particular security. Portfolio composition will change due to ongoing management of the Fund. Portfolio holdings for the Fund can be found at fpa.com.

4  Source: Factset. As of June 30, 2024. "YTD" stands for year-to-date.

  Past results are no guarantee, nor are they indicative, of future results.

SOURCE CAPITAL, INC.

Trailing Twelve-Month Index Performance5

Value managers have not had an easy time of it. In the past decade, Value has underperformed Growth by such a significant margin that it threatens its existence as an investment philosophy.6 Many investors have capitulated and fired their Value managers, pushing some Value managers into early retirement. Others have converted to the Temple of Growth.

With respect to the recent performance of the Fund, in the previous twelve months, Source's top five performers contributed 7.18% to its return while its bottom five detracted 1.38%.7

We list the top equity contributors to and detractors from the Fund's trailing twelve-month returns below.

Trailing Twelve-Month Contributors and Detractors as of June 30, 20248

Contributors	Perf. Cont.	Avg. % of Port.	Detractors	Perf. Cont.	Avg. % of Port.
Alphabet	0.99%	2.1%	JDE Peet's	-0.34%	0.9%
Holcim	0.88%	2.6%	Aon	-0.24%	1.4%
Citigroup	0.82%	1.8%	Charter Communications	-0.12%	0.6%
Meta Platforms	0.71%	1.2%	Entain	-0.11%	0.2%
Broadcom	0.70%	1.0%	LG Corp	-0.08%	0.8%
	4.10%	8.7%		-0.90%	3.9%

The following investments were meaningful to the Fund's trailing twelve-month return and have not been recently discussed.9

Building materials (largely concrete, cement, and aggregates) company Holcim has performed well over the past year. In addition to strong operating performance, management has taken several steps to return value to shareholders and improve awareness of the company's underlying business strength, including repurchasing shares, increasing the dividend, and announcing plans to separate the company's North American business.

5  Source: Morningstar. As of June 30, 2024.

6  Source: Morningstar. Over the past ten years through June 30, 2024, the cumulative return of the S&P 500 Value Index was 157% vs 303% for the S&P 500 Growth Index, and the cumulative return of the MSCI ACWI Value Index was 69% vs 188% of the MSCI ACWI Growth Index.

7  "Top five performers" and "bottom five" refers to the full portfolio of securities. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented.

8  Reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the trailing twelve months ("TTM"). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the TTM is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

9  The company data and statistics referenced in this section, including competitor data, are sourced from company press releases, investor presentations, financial disclosures, SEC filings, or company websites, unless otherwise noted. You can find the Fund's other positions addressed previously in our archived commentaries.

  Past results are no guarantee, nor are they indicative, of future results.

SOURCE CAPITAL, INC.

Citigroup's shares have appreciated (along with other bank stocks) from a profoundly depressed level of less than 50% of tangible book value to a modestly depressed level of 70%. We expect the company to deliver significantly improved results and sizable capital returns over the next few years.

Charter has faced challenging operating conditions that have led to its share price weakness. Competitors have been overbuilding with fiber assets and fixed wireless has proven to be meaningful. There has been concern regarding the sustainability of business derived from subsidized customers. And, the company's near-term capital spending budget has exceeded expectations. Compounding matters, its relatively high leverage ratio adds volatility to its stock price. We look forward to the company demonstrating the competitive strength of its converged (fixed and wireless) connectivity offering, ramping down capital spending, and reaccelerating share repurchases.

We remain mindful of seeking to deliver a good return while assuming reasonable risk in the hopes of avoiding permanent capital impairments. While there are many ways to mitigate portfolio risk, Source offers various types that consider company valuations, risk exposure, business quality, and diversification.

It would be difficult to argue that the market has stocks on sale. While the stock market continues to migrate higher, earnings haven't kept pace at the same rate, making the market more expensive.

S&P 500 and MSCI ACWI Earnings Growth and Index Return since Year-End 202210

	S&P 500		MSCI ACWI
	Cumulative Earnings Growth	Cumulative Return	Cumulative Earnings Growth	Cumulative Return
12/31/2022 - 6/30/2024	1.84%	42.22%	0.40%	32.48%

Exposure is nuanced. It's not just a number. It is also a function of many squishy considerations that define business quality. Investing in higher quality businesses (e.g., those with a protective moat, good returns on capital, opportunities to attractively reinvest that capital, and an exemplary management team at its helm), should serve investors well over time. There was a time when it was easier to make money from lower quality businesses, but that is less the case today, thanks to the many disruptive businesses and new technologies that challenge them. The Fund, therefore, has focused on businesses of higher quality. What used to be price first and quality second has now reversed, with a business's quality being the first line of defense.

Fixed Income

Traditional

We do not generally see attractive investment opportunities in lower-rated debt. Yields on BBB-rated bonds remain near 15-year highs, but spreads are at the eighth percentile, as measured by the Bloomberg U.S. Aggregate BBB Index. Similarly, in the high yield market, yields also remain near 15-year highs, but spreads have retreated to the sixth percentile, as measured by the BB component of the Bloomberg U.S. Corporate High Yield index excluding Energy, an index we believe provides a more consistent view of high yield market prices over time with fewer distortions caused by changes in the composition of the overall high yield index.

10  Source: Factset. As of June 30, 2024.

  Past results are no guarantee, nor are they indicative, of future results.

SOURCE CAPITAL, INC.

Bloomberg US Corporate High-Yield BB excluding Energy Yield-To-Worst (YTW) and Spread11

Further, the extra spread offered by high-yield bonds in comparison to investment grade bonds has also compressed. For example, the spread on the BB-rated high yield index, excluding energy, less the spread on investment grade corporate bonds, has decreased to the fourth percentile.

Bloomberg US Corporate High-Yield BB excluding Energy spread less Bloomberg Investment Grade Corporate spread12

11  Source: Bloomberg. As of June 28, 2024. YTW is Yield-to-Worst. Spread reflects the quoted spread of a bond that is relative to the security off which it is priced, typically an on the-run Treasury. Please see Important Disclosures for definitions of key terms.

12  Source: Bloomberg. As of June 28, 2024. Please see Important Disclosures for definitions of key terms.

  Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL, INC.

Importantly, measures of the high yield market such as yield and spread do not account for the underlying quality of bonds in the market at any given point in time. It is our opinion that, on a comparable ratings basis, there has been a degradation in the quality of high yield bonds over the past few years (most notably because of weaker structural protections for bondholders) which, all things being equal, makes high yield debt more expensive than the charts above would suggest. Nevertheless, we continue to search and will opportunistically invest in lower-rated debt when we believe prices adequately compensate for the risk of permanent impairment of capital.

Private Credit

Private credit has performed well, delivering a 6.86% return year-to-date. Source currently has committed 23.4% to private credit (including called and uncalled capital). We continue to look for opportunities to increase that exposure.

Closing

On July 25, 2024, the Fund's Board approved maintaining the Fund's regular monthly distribution of the current rate of 0.2083 cents per share through November 2024.13 This equates to an annualized 5.65% unlevered distribution rate based on the Fund's closing market price on June 28, 2024.

We sincerely appreciate our investors' continued support. We commit to working as hard as ever, and hopefully more intelligently than before, as we incorporate the many new lessons gleaned from our constant reading (and listening to podcasts), our peers, the markets, and our successes and failures. We hope to guide the successful extension of our long track record by keeping front of mind the British Army's 7 P's maxim: Proper Planning and Preparation Prevents Piss Poor Performance.

Respectfully submitted,

Source Capital Portfolio Managers

August 15, 2024

13  For more information related to the Fund's distribution rate, please see the press releases dated July 25, 2024 at: https://fpa.com/news-special-commentaries/fund-announcements. Dividends and other distributions are not guaranteed.

SOURCE CAPITAL, INC.

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. This Commentary does not constitute an investment management agreement or offering circular.

Current performance information is updated monthly and is available by calling 1-800-982-4372 or by visiting fpa.com. Performance data quoted represents past performance, which is no guarantee of future results. Current performance may vary from the performance quoted. The returns shown for Source Capital are calculated at net asset value per share, including reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, which would lower these figures. Since Source Capital is a closed-end investment company and its shares are bought and sold on the New York Stock Exchange, your performance may also vary based upon the market price of the common stock.

The Fund is managed according to its investment strategy which may differ significantly in terms of security holdings, industry weightings, and asset allocation from those of the comparative indices. Overall Fund performance, characteristics and volatility may differ from the comparative indices shown.

There is no guarantee the Fund's investment objectives will be achieved. You should consider the Fund's investment objectives, risks, and charges and expenses carefully before you invest. You can obtain additional information by visiting the website at fpa.com, by email at crm@fpa.com, toll free by calling 1-800-982-4372 or by contacting the Fund in writing.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual financial instruments or sectors are for informational purposes only and should not be construed as recommendations by the Fund or the portfolio managers. It should not be assumed that future investments will be profitable or will equal the performance of the financial instrument or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained atwww.fpa.com.

Investing in closed-end funds involves risk, including loss of principal. Closed-end fund shares may frequently trade at a discount (less than) or premium (more than) to their net asset value. If the Fund's shares trade at a premium to net asset value, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. It is important to remember that there are risks inherent in any investment and there is no assurance that any investment or asset class will provide positive performance over time.

The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Non-U.S. investing presents additional risks, such as the potential for adverse political, currency, economic, social or regulatory developments in a country, including lack of liquidity, excessive taxation, and differing legal and accounting standards. Non-U.S. securities, including American Depository Receipts (ADRs) and other depository receipts, are also subject to interest rate and currency exchange rate risks.

The return of principal in a fund that invests in fixed income instruments is not guaranteed. The Fund's investments in fixed income instruments have the same issuer, interest rate, inflation and credit risks that are associated with underlying fixed income instruments owned by the Fund. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund's fixed income investments will change in response to changes in interest rates and other factors.

Generally, when interest rates go up, the value of fixed income instruments, such as bonds, typically go down (and vice versa) and investors may lose principal value. Credit risk is the risk of loss of principle due to the issuer's failure to repay a loan. Generally, the lower the quality rating of an instrument, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults, the security may lose some or all its value. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

Mortgage-related and asset-backed securities are subject to prepayment risk, can be highly sensitive to changes in interest rates, and are subject to credit risk/risk of default on the underlying assets... Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances

SOURCE CAPITAL, INC.

of default. The Fund may experience increased costs, losses and delays in liquidating underlying securities should the seller of a repurchase agreement declare bankruptcy or default.

The ratings agencies that provide ratings are Standard and Poor's, Moody's, and Fitch. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade (IG). Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) (HY) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have high default risk.

Private placement securities are securities that are not registered under the federal securities laws and are generally eligible for sale only to certain eligible investors. Private placements may be illiquid, and thus more difficult to sell, because there may be relatively few potential purchasers for such investments, and the sale of such investments may also be restricted under securities laws.

The Fund may use leverage. While the use of leverage may help increase the distribution and return potential of the Fund, it also increases the volatility of the Fund's net asset value (NAV), and potentially increases volatility of its distributions and market price. There are costs associated with the use of leverage, including ongoing dividend and/or interest expenses. There also may be expenses for issuing or administering leverage. Leverage changes the Fund's capital structure through the issuance of preferred shares and/or debt, both of which are senior to the common shares in priority of claims. If short-term interest rates rise, the cost of leverage will increase and likely will reduce returns earned by the Fund's common stockholders.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Distribution Rate

Distributions may include the net income from dividends and interest earned by fund securities, net capital gains, or in certain cases it may include a return of capital. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. All mutual funds, including closed-end funds, periodically distribute profits they earn to investors. By law, if a fund has net gains from the sale of securities, or if it earns dividends and interest from securities, it must pass substantially all of those earnings to its shareholders or it will be subject to corporate income taxes and excise taxes. These taxes would, in effect, reduce investors' total return. First Pacific Advisors, LP does not provide legal, accounting, or tax advice.

The Fund's distribution rate may be affected by numerous factors, including changes in realized and projected market returns, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund's distribution rate at a future time.

Index Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund may be less diversified than the indices noted herein and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. The Fund does not include outperformance of any index in its investment objectives.

S&P 500 Index includes a representative sample of 500 hundred companies in leading industries of the U.S. economy. The Index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

The MSCI ACWI NR USD Index (MSCI ACWI) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ex-US Index captures the same opportunity set excluding the U.S.

Consumer Price Index (CPI) is an unmanaged index representing the rate of the inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. The CPI is presented to illustrate the Fund's purchasing power against changes in the prices of goods as opposed to a benchmark, which is used to compare the Fund's performance. There can be no guarantee that the CPI will reflect the exact level of inflation at any given time.

60% S&P500 / 40% Bloomberg US Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% S&P 500 Index and 40% Bloomberg US Aggregate Bond Index.

60% MSCI ACWI / 40% Bloomberg US Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% MSCI ACWI Index and 40% Bloomberg US Aggregate Bond Index.

SOURCE CAPITAL, INC.

S&P 500 Value Index is a subset of the S&P 500 index. Companies within the index are ranked based on growth and value factors including three-year change in earnings price/share, three-year sales/share growth rate, momentum, book value/price ratio, earnings/price ratio, sales/price ratio. The companies at the bottom of this list, that have a higher Value Rank, comprising 33% of the total index market capitalization are designated as the Value basket.

S&P 500 Growth Index is a subset of the S&P 500 index. Companies within the index are ranked based on growth and value factors including three-year change in earnings price/share, three-year sales/share growth rate, momentum, book value/price ratio, earnings/price ratio, sales/price ratio. The companies at the top of this list, that have a higher Growth Rank, comprising 33% of the total index market capitalization are designated as the Growth basket.

MSCI ACWI Value Index captures large and mid-cap securities exhibiting overall value style characteristics in Developed Markets countries and Emerging Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI ACWI Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across Developed Markets (DM) countries and Emerging Markets (EM) countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

MSCI ACWI ex USA Index captures large and mid-cap representation across Developed Markets (DM) countries (excluding the US) and Emerging Markets (EM) countries.

MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries.

MSCI World Index captures large and mid-cap representation across 23 Developed Markets (DM) countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Bloomberg US Aggregate Bond Index provides a measure of the performance of the US investment grade bonds market, which includes investment grade US Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1-year remaining in maturity. In addition, the securities must be denominated in US dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg US High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

Bloomberg US High Yield BB ex Energy Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable BB-rated corporate bonds excluding energy sector.

Bloomberg US Investment Grade Corporate Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by US and non-US industrial, utility, and financial issuers.

Other Definitions

CAPE Ratio is a valuation measure that uses real earnings per share (EPS) over a 10-year period to smooth out fluctuations in corporate profits that occur over different periods of a business cycle.

Discount to Net Asset Value (NAV) is a pricing situation when a closed-end fund's market trading price is lower than its daily net asset value (NAV).

Dividend Yield, expressed as a percentage, is a financial ratio (dividend/price) that shows how much a company pays out in dividends each year relative to its stock price.

Earnings Per Share (EPS) is calculated as a company's profit divided by the outstanding shares of its common stock. The resulting number serves as an indicator of a company's profitability.

Earnings Per Share Growth is defined as the percentage change in normalized earnings per share over the previous 12-month period to the latest year end.

High Yield (HY) bond is a high paying bond with a lower credit rating (S&P and Fitch, BB+ and lower; Moody's, Ba1 or lower) than investment-grade corporate bonds, Treasury bonds and municipal bonds. Because of the higher risk of default, these bonds pay a higher yield than investment grade bonds.

Investment Grade (IG) is a rating (S&P and Fitch, BBB- and higher; Moody's Baa3 and higher) that indicates that a bond has a relatively low risk of default.

SOURCE CAPITAL, INC.

Market Capitalization refers to the total dollar market value of a company's outstanding shares of stock.

Market Cycles, also known as stock market cycles, is a wide term referring to trends or patterns that emerge during different markets or business environments.

Morningstar Large-Blend Category portfolios are fairly representative of the overall U.S. stock market in size, growth rates, and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios' returns are often similar to those of the S&P 500 Index. As of June 30, 2024, there were 324 funds in the category.

Morningstar Large-Growth Category portfolios are fairly representative of the overall U.S. stock market in size, growth rates, and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The growth style is assigned to portfolios where growth characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios' returns are often similar to those of the S&P 500 Index. As of June 30, 2024, there were 318 funds in the category.

Morningstar Large-Value Category portfolios are fairly representative of the overall U.S. stock market in size, growth rates, and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The value style is assigned to portfolios where value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios' returns are often similar to those of the S&P 500 Index. As of June 30, 2024, there were 307 funds in the category.

Net Asset Value (NAV) represents the net value of a mutual fund and is calculated as the total value of the fund's assets minus the total value of its liabilities and is shown as a per share price.

Net Debt is calculated by subtracting a company's total cash and cash equivalents from its total short-term and long-term debt.

Net Income (NI), also called net earnings, is calculated as sales minus cost of goods sold, selling, general and administrative expenses, operating expenses, depreciation, interest, taxes, and other expenses.

Price to Book is used to compare a firm's market capitalization to its book value. It's calculated by dividing the company's stock price per share by its book value per share (BVPS). An asset's book value is equal to its carrying value on the balance sheet, and companies calculate it netting the asset against its accumulated depreciation.

Price to Earnings is the ratio for valuing a company that measures its current share price relative to its EPS. The price-to-earnings ratio is also sometimes known as the price multiple or the earnings multiple.

Trailing Price to Earnings is a relative valuation multiple that is based on the last 12 months of actual earnings.

Forward Price to Earnings is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation.

Risk Assets is any asset that carries a degree of risk. Risk asset generally refers to assets that have a significant degree of price volatility, such as equities, commodities, high-yield bonds, real estate, and currencies, but does not include cash and cash equivalents.

Shareholder Equity is a company's net worth and it is equal to the total dollar amount that would be returned to the shareholders if the company must be liquidated and all its debts are paid off. Thus, shareholder equity is equal to a company's total assets minus its total liabilities.

Standard Deviation is a measure of the dispersion of a set of data from its mean.

Volatility is a statistical measure of the dispersion of returns for a given security or market index. In most cases, the higher the volatility, the riskier the security. Volatility is often measured as either the standard deviation or variance between returns from that same security or market index.

Spread reflects the quoted spread of a bond that is relative to the security off which it is priced, typically an on the-run treasury.

Yield is the discount rate that links the bond's cash flows to its current dollar price.

Yield to Worst (YTW) is a measure of the lowest possible yield that can be received on a bond that fully operates within the terms of its contract without defaulting. It is a type of yield that is referenced when a bond has provisions that would allow the issuer to close it out before it matures.

SOURCE CAPITAL, INC.
SCHEDULE OF INVESTMENTS

As of June 30, 2024 (Unaudited)

BONDS & DEBENTURES — 29.8%	Principal Amount	Value
ASSET-BACKED SECURITIES — 12.3%
COLLATERALIZED LOAN OBLIGATION — 6.5%
ABPCI Direct Lending Fund LLC Series 2017-1A, Class ER, 13.186% (3-Month Term SOFR+786.161 basis points), 4/20/2032(a)(b)	$2,942,000	$2,941,673
Series 2016-1A, Class E2, 14.316% (3-Month Term SOFR+899.161 basis points), 7/20/2033(a)(b)	2,056,000	2,057,061
Barings Middle Market Ltd. Series 2021-IA, Class D, 14.236% (3-Month Term SOFR+891.161 basis points), 7/20/2033(a)(b)	1,040,000	1,040,483
BlackRock Maroon Bells LLC Series 2022-1A, Class E, 14.829% (3-Month Term SOFR+950 basis points), 10/15/2034(a)(b)	3,243,750	3,257,734
Fortress Credit Opportunities Ltd. Series 2017-9A, Class ER, 13.650% (3-Month Term SOFR+832.161 basis points), 10/15/2033(a)(b)	5,186,000	5,186,223
Ivy Hill Middle Market Credit Fund Ltd. Series 18A, Class E, 13.336% (3-Month Term SOFR+801.161 basis points), 4/22/2033(a)(b)	3,464,000	3,463,716
Series 12A, Class DR, 13.756% (3-Month Term SOFR+843.161 basis points), 7/20/2033(a)(b)	814,000	814,126
Series 20A, Class E, 15.325% (3-Month Term SOFR+1,000 basis points), 4/20/2035(a)(b)	2,380,000	2,417,004
Parliament Ltd. Series 2021-2A, Class D, 9.287% (3-Month Term SOFR+396.161 basis points), 8/20/2032(a)(b)	1,854,000	1,853,779
TCP Waterman LLC Series 2017-1A, Class ER, 13.748% (3-Month Term SOFR+842.161 basis points), 8/20/2033(a)(b)	1,571,000	1,571,806
		$24,603,605
EQUIPMENT — 0.8%
Coinstar Funding LLC Series 2017-1A, Class A2, 5.216%, 4/25/2047(a)	$2,849,520	$2,509,794
Prop 2017-1A 5.300%, 3/15/2042(c)(d)	335,102	288,188
		$2,797,982
OTHER — 5.0%
ABPCI Direct Lending Fund LLC Series 2022-2A, Class C, 8.236%, 3/1/2032(a)	$3,370,951	$3,134,418
ABPCI Direct Lending Fund Ltd. Series 2020-1A, Class A, 3.199%, 12/20/2030(a)	289,600	285,430
Series 2020-1A, Class B, 4.935%, 12/20/2030(a)	2,925,787	2,852,241
Cologix Data Centers US Issuer LLC Series 2021-1A, Class C, 5.990%, 12/26/2051(a)	1,765,000	1,583,642
Diamond Infrastructure Funding LLC Series 2021-1A, Class C, 3.475%, 4/15/2049(a)	384,000	345,847
Diamond Issuer LLC Series 2021-1A, Class C, 3.787%, 11/20/2051(a)	1,000,000	847,883
Elm Trust Series 2020-3A, Class A2, 2.954%, 8/20/2029(a)	31,629	30,429
Series 2020-3A, Class B, 4.481%, 8/20/2029(a)	85,003	80,713
Series 2020-4A, Class B, 3.866%, 10/20/2029(a)	543,439	512,718
Golub Capital Partners Funding Ltd. Series 2020-1A, Class B, 4.496%, 1/22/2029(a)	956,987	923,190
Series 2021-1A, Class B, 3.816%, 4/20/2029(a)	1,397,493	1,339,541
Series 2021-2A, Class B, 3.994%, 10/19/2029(a)	3,339,965	2,901,361
Hotwire Funding LLC Series 2021-1, Class C, 4.459%, 11/20/2051(a)	750,000	674,457
Monroe Capital Funding Ltd. Series 2021-1A, Class B, 3.908%, 4/22/2031(a)	812,711	781,086
TVEST LLC Series 2020-A, Class A, 4.500%, 7/15/2032(a)	9,872	9,848
VCP RRL Ltd. Series 2021-1A, Class B, 2.848%, 10/20/2031(a)	893,225	829,105
Series 2021-1A, Class C, 5.425%, 10/20/2031(a)	1,881,543	1,712,037
		$18,843,946
TOTAL ASSET-BACKED SECURITIES (Cost $47,567,815)		$46,245,533

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
SCHEDULE OF INVESTMENTS (Continued)

As of June 30, 2024 (Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.4%
AGENCY — 0.1%
Eleven Madison Mortgage Trust Series 2015-11MD, Class A, 3.673%, 9/10/2035(a)(b)	$344,000	$328,659
NON-AGENCY — 0.3%
BX Commercial Mortgage Trust Series 2021-VOLT, Class F, 7.843% (1-Month Term SOFR+251.448 basis points), 9/15/2036(a)(b)	$1,311,000	$1,293,668
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,617,958)		$1,622,327
CONVERTIBLE BONDS — 2.5%
Delivery Hero AG 1.000%, 4/30/2026	$3,500,000	$3,383,632
1.000%, 1/23/2027	500,000	442,906
1.500%, 1/15/2028	100,000	82,471
3.250%, 2/21/2030	100,000	93,171
Wayfair, Inc. 0.625%, 10/1/2025	5,078,000	4,722,606
1.000%, 8/15/2026	122,000	109,766
Zillow Group, Inc. 2.750%, 5/15/2025	48,000	48,379
1.375%, 9/1/2026	350,000	421,964
TOTAL CONVERTIBLE BONDS (Cost $8,870,302)		$9,304,895
CORPORATE BANK DEBT — 4.7%
Axiom Global, Inc. 10.194% (1-Month USD Libor+475 basis points), 10/1/2026(b)(d)(e)	$1,708,790	$1,653,254
Capstone Acquisition Holdings, Inc. 2020 Delayed Draw Term Loan 10.194% (1-Month Term SOFR+485 basis points), 11/12/2027(b)(c)(d)(e)(f)	148,676	141,426
Capstone Acquisition Holdings, Inc. 2020 Term Loan 10.194% (1-Month Term SOFR+485 basis points), 11/12/2027(b)(c)(d)(e)	2,148,090	2,043,347
CB&I STS Delaware LLC 13.096% (3-Month Term SOFR+776.2 basis points), 12/31/2026(b)(c)(d)(e)(g)	2,208,134	2,230,216
Cornerstone OnDemand, Inc. 9.343% (1-Month Term SOFR+375 basis points), 10/16/2028(b)(d)(e)	72,698	68,337
Element Commercial Funding LP 10.731% (1-Month Term SOFR+575 basis points), 9/15/2024(b)(c)(d)(e)(f)	2,360,000	2,341,741
Farfetch U.S. Holdings, Inc. 11.575% (3-Month Term SOFR+625 basis points), 10/20/2027(b)(d)(e)	2,133,145	1,978,492
Frontier Communications Holdings LLC 9.207% (1-Month Term SOFR+375 basis points), 10/8/2027(b)(d)(e)	1,227,757	1,224,688
JC Penney Corp., Inc. 5.568% (3-Month USD Libor+425 basis points), 6/23/2025*,(b)(c)(d)(e)(h)	462,319	46
Lealand Finance Company B.V. Senior Exit LC 3.500%, 6/30/2027(b)(c)(d)(e)	1,493,118	(776,421)
5.250%, 6/30/2027(b)(c)(d)(e)(f)(i)	4,666,312	(1,633,209)
Lealand Reficar LC Term Loan 12.798% (3-Month Term SOFR+750 basis points), 6/30/2027(b)(c)(d)(e)	140,384	91,250
Light Commercial Funding LP 11.153% (1-Month Term SOFR+600 basis points), 10/31/2026(b)(c)(d)(e)(f)	1,480,000	1,443,067
McDermott LC 9.593%, 6/30/2027(b)(c)(d)(e)(f)	1,004,808	522,500
McDermott Tanks Escrow LC 6.346% (3-Month Term SOFR+101.2 basis points), 12/31/2026(b)(c)(d)(e)	228,693	118,920
McDermott Tanks Secured LC 10.346% (3-Month Term SOFR+501.2 basis points), 12/31/2026(b)(c)(d)(e)(f)(i)	2,513,909	(251,391)
McDermott Technology Americas, Inc. 8.458% (1-Month Term SOFR+300 basis points), 6/30/2027(b)(d)(e)	141,927	78,060
9.457% (1-Month Term SOFR+400 basis points), 12/31/2027(b)(d)(e)(g)	1,544,246	679,468

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
SCHEDULE OF INVESTMENTS (Continued)

As of June 30, 2024 (Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Value
Polaris Newco, LLC Term Loan B 9.343% (1-Month Term SOFR+400 basis points), 6/5/2028(b)(d)(e)	$1,133,935	$1,132,926
Project Myrtle 1.900% (1-Month Term SOFR+317.9 basis points), 6/15/2025(b)(c)(d)(e)(f)(i)	3,000,000	1,449,823
QBS Parent, Inc. 9.582% (3-Month Term SOFR+425 basis points), 9/22/2025(b)(d)(e)	1,913,924	1,867,664
Vision Solutions, Inc. 11.750% (3-Month Term SOFR+400 basis points), 4/24/2028(b)(d)(e)	72,692	71,511
WH Borrower LLC, Term Loan B 10.817% (1-Month Term SOFR+550 basis points), 2/16/2027(b)(d)(e)	1,146,577	1,117,913
Windstream Services LLC 11.694% (1-Month Term SOFR+625 basis points), 9/21/2027(b)(d)(e)	250,424	249,277
TOTAL CORPORATE BANK DEBT (Cost $21,441,083)		$17,842,905
CORPORATE BONDS — 9.9%
COMMUNICATIONS — 1.0%
Consolidated Communications, Inc. 6.500%, 10/1/2028(a)	$1,272,000	$1,085,321
Frontier Communications Holdings LLC 5.875%, 10/15/2027(a)	453,000	441,109
Upwork, Inc. 0.250%, 8/15/2026	2,500,000	2,217,715
		$3,744,145
CONSUMER DISCRETIONARY — 0.7%
Air Canada Pass Through Trust Series 2020-1, Class C, 10.500%, 7/15/2026(a)	$1,500,000	$1,620,000
Cimpress PLC 7.000%, 6/15/2026	381,000	380,459
VT Topco, Inc. 8.500%, 8/15/2030(a)	421,000	442,050
		$2,442,509
ENERGY — 3.5%
Gulfport Energy Corp. 8.000%, 5/17/2026	$11,736	$11,814
Tidewater, Inc. 8.500%, 11/16/2026	9,600,000	9,972,000
10.375%, 7/3/2028(a)	3,000,000	3,225,000
		$13,208,814
FINANCIALS — 3.3%
Apollo Debt Solutions BDC Senior Notes 8.620%, 9/28/2028(c)(d)	$2,333,000	$2,333,000
Blue Owl Credit Income Corp. 7.750%, 9/16/2027	2,243,000	2,301,715
Charles Schwab Corp. 4.000% (USD 5 Year Tsy+316.8 basis points)(b)(j)	549,000	509,056
5.000% (3-Month USD Libor+257.5 basis points)(b)(j)	75,000	68,156
HPS Corporate Lending Fund 6.750%, 1/30/2029(a)	520,000	523,164
Midcap Financial Issuer Trust 6.500%, 5/1/2028(a)	3,466,000	3,266,705
Oaktree Strategic Credit Fund 8.400%, 11/14/2028(a)	1,615,000	1,704,027
OCREDIT BDC Senior Notes 7.770%, 3/7/2029(c)(d)	552,000	552,000
Vornado Realty LP 3.500%, 1/15/2025	1,000,000	985,000
2.150%, 6/1/2026	250,000	229,458
		$12,472,281
HEALTH CARE — 0.5%
Heartland Dental LLC/Heartland Dental Finance Corp. 10.331% (1-Month Term SOFR+500 basis points), 4/30/2028(a)(d)	$1,796,000	$1,906,382
TECHNOLOGY — 0.9%
Hlend Senior Notes 8.170%, 3/15/2028(c)(d)	$3,500,000	$3,500,000
TOTAL CORPORATE BONDS (Cost $36,368,033)		$37,274,131
TOTAL BONDS & DEBENTURES (Cost $115,865,191)		$112,289,791

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
SCHEDULE OF INVESTMENTS (Continued)

As of June 30, 2024 (Unaudited)

CLOSED-END FUNDS — 0.1%	Number of Shares	Value
Altegrity, Inc.(c)(d)	142,220	$331,373
TOTAL CLOSED-END FUNDS (Cost $0)		$331,373
COMMON STOCKS — 39.7%
AEROSPACE & DEFENSE — 1.7%
Howmet Aerospace, Inc.	23,249	$1,804,820
Safran S.A.	21,166	4,474,372
		$6,279,192
APPAREL & TEXTILE PRODUCTS — 0.8%
Cie Financiere Richemont S.A. — Class A	18,617	$2,905,993
ASSET MANAGEMENT — 0.2%
Groupe Bruxelles Lambert N.V.	8,189	$584,490
Pershing Square Tontine Holdings Ltd.(c)(d)	14,610	—
		$584,490
BANKING — 3.9%
Citigroup, Inc.	134,615	$8,542,668
Wells Fargo & Co.	105,255	6,251,094
		$14,793,762
BEVERAGES — 2.2%
Heineken Holding N.V.	64,215	$5,064,719
JDE Peet's N.V.	140,976	2,808,046
Swire Pacific Ltd. — Class A	62,216	549,731
		$8,422,496
CABLE & SATELLITE — 2.7%
Charter Communications, Inc. — Class A*	5,983	$1,788,678
Comcast Corp. — Class A	215,600	8,442,896
		$10,231,574
CHEMICALS — 2.0%
International Flavors & Fragrances, Inc.	77,685	$7,396,389
COMMERCIAL SUPPORT SERVICES — 0.1%
Eurofins Scientific S.E.	6,729	$335,441
Rentokil Initial PLC	77	449
		$335,890
CONSTRUCTION MATERIALS — 2.7%
Holcim AG*	115,552	$10,239,566
E-COMMERCE DISCRETIONARY — 0.9%
Alibaba Group Holding Ltd.	28,187	$254,470
Amazon.com, Inc.*	15,596	3,013,927
		$3,268,397
ELECTRIC UTILITIES — 0.7%
FirstEnergy Corp.	68,180	$2,609,248
PG&E Corp.	9,047	157,961
		$2,767,209
ELECTRICAL EQUIPMENT — 2.1%
TE Connectivity Ltd.	53,212	$8,004,681

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
SCHEDULE OF INVESTMENTS (Continued)

As of June 30, 2024 (Unaudited)

COMMON STOCKS (Continued)	Number of Shares	Value
ENGINEERING & CONSTRUCTION — 0.8%
McDermott International, Ltd.*,(c)(d)	2,135,146	$619,193
Samsung C&T Corp.	21,370	2,204,533
		$2,823,726
ENTERTAINMENT CONTENT — 0.7%
Epic Games, Inc.(c)(d)	4,347	$1,156,302
Nexon Co., Ltd.	83,639	1,546,560
		$2,702,862
HEALTH CARE FACILITIES & SVCS — 0.3%
ICON PLC*	3,606	$1,130,373
INDUSTRIAL SUPPORT SERVICES — 1.1%
Ferguson PLC	21,507	$4,164,831
INSURANCE — 1.3%
Aon PLC — Class A	16,270	$4,776,547
INTERNET MEDIA & SERVICES — 5.2%
Alphabet, Inc. — Class A	31,853	$5,802,024
Alphabet, Inc. — Class C	19,721	3,617,226
Delivery Hero S.E.*	8,390	199,013
Just Eat Takeaway.com N.V.*	9,669	116,332
Meta Platforms, Inc. — Class A	10,387	5,237,333
Netflix, Inc.*	885	597,269
Prosus N.V.*	86,481	3,080,272
Uber Technologies, Inc.*	14,078	1,023,189
		$19,672,658
LEISURE FACILITIES & SERVICES — 0.9%
Entain PLC	48,095	$383,009
Marriott International, Inc. — Class A	12,342	2,983,925
		$3,366,934
METALS & MINING — 1.2%
Glencore PLC*	788,595	$4,496,716
Metals Acquisition Corp. — Class A*	4,213	57,676
		$4,554,392
OIL & GAS PRODUCERS — 1.1%
Gulfport Energy Corp.*	6,110	$922,610
Kinder Morgan, Inc.	160,090	3,180,988
		$4,103,598
REAL ESTATE SERVICES — 0.0%
Copper Property CTL Pass Through Trust(d)	16,058	$146,288
RETAIL — DISCRETIONARY — 0.5%
CarMax, Inc.*	23,348	$1,712,342
SEMICONDUCTORS — 4.3%
Analog Devices, Inc.	41,465	$9,464,801
Broadcom, Inc.	1,630	2,617,014
NXP Semiconductors N.V.	14,990	4,033,659
		$16,115,474
SOFTWARE — 0.0%
Windstream Holdings, Inc.(c)	10,312	$134,056

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
SCHEDULE OF INVESTMENTS (Continued)

As of June 30, 2024 (Unaudited)

COMMON STOCKS (Continued)	Number of Shares	Value
TECHNOLOGY HARDWARE — 0.7%
Nintendo Co., Ltd.	49,244	$2,618,756
TECHNOLOGY SERVICES — 0.7%
LG Corp.	44,825	$2,624,697
TRANSPORTATION & LOGISTICS — 0.4%
PHI Group, Inc.(c)(d)	84,452	$1,689,040
TRANSPORTATION EQUIPMENT — 0.5%
Westinghouse Air Brake Technologies Corp.	12,344	$1,950,969
TOTAL COMMON STOCKS (Cost $95,703,803)		$149,517,182
LIMITED PARTNERSHIPS — 11.3%
Blue Torch Credit Opportunities Fund II LP(d)(k)	55,000	$3,738,419
Clover Private Credit Opportunities Fund LP(d)(k)	60,000	4,115,318
HIG WhiteHorse Direct Lending 2020 LP(d)(k)	55,000	4,532,755
Metro Partners Fund VII LP(d)(k)	80,000	8,547,060
MSD Private Credit Opportunities Fund II LP(d)(k)	80,000	3,847,263
MSD Real Estate Credit Opportunities Fund(d)(k)	30,000	1,426,370
Nebari Natural Resources Credit Fund I LP(d)(k)	55,000	5,164,209
Piney Lake Opportunities Fund LP(d)(k)	30,000	3,077,477
Post Road Special Opportunity Fund II LP(d)(k)	18,000	1,646,357
Silverpeak Credit Opportunities LP(d)(k)	34,745	1,688,419
Silverpeak Special Situations(d)(k)	48,500	4,857,031
TOTAL LIMITED PARTNERSHIPS (Cost $38,066,224)		$42,640,678
PREFERRED STOCKS — 0.1%
ENERGY — 0.0%
Gulfport Energy Corp., 10.000%(c)	47	$43,892
INDUSTRIALS — 0.1%
McDermott International, Ltd., 8.000%(c)(d)	909	$167,765
TOTAL PREFERRED STOCKS (Cost $83,400)		$211,657
WARRANTS (SPAC) — 0.1%
American Oncology Network, Inc., Expiration Date: March 31, 2028*	1,374	$41
Atlantic Coastal Acquisition Corp. II, Expiration Date: June 2, 2028*	11,954	717
BigBear.ai Holdings, Inc., Expiration Date: December 31, 2028*	20,278	3,194
Brand Engagement Network, Inc., Expiration Date: December 31, 2027*	13,186	425
BurTech Acquisition Corp., Expiration Date: December 18, 2026*	94,574	23,643
Churchill Capital Corp. VII, Expiration Date: February 29, 2028*	9,384	3,284
ECARX Holdings, Inc., Expiration Date: December 21, 2027*	12,721	438
Electriq Power Holdings, Inc., Expiration Date: January 25, 2028*	31,567	6
Global Partner Acquisition Corp. II, Expiration Date: December 30, 2027*,(c)	4,908	—
Golden Arrow Merger Corp., Expiration Date: July 31, 2027*	26,146	3,948
Heliogen, Inc., Expiration Date: March 31, 2028*	7,538	53
MariaDB PLC, Expiration Date: December 16, 2027*	24,015	2,498
NioCorp Developments Ltd., Expiration Date: March 17, 2028*	16,476	3,822
Northern Star Investment Corp. III, Expiration Date: February 24, 2028*,(c)	6,999	1
Northern Star Investment Corp. IV, Expiration Date: December 31, 2027*,(c)	5,407	1
Plum Acquisition Corp. I, Expiration Date: December 31, 2028*	14,795	1,258
Plum Acquisition Corp. III, Expiration Date: March 31, 2028*	1,029	67

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
SCHEDULE OF INVESTMENTS (Continued)

As of June 30, 2024 (Unaudited)

WARRANTS (Continued)	Number of Shares	Value
PowerUp Acquisition Corp., Expiration Date: February 18, 2027*	1,748	$48
Prenetics Global Ltd., Expiration Date: December 31, 2026*	815	11
Ross Acquisition Corp. II, Expiration Date: February 12, 2026*,(c)	5,878	530
Sable Offshore Corp., Expiration Date: December 31, 2028*	39,217	167,457
Slam Corp., Expiration Date: December 31, 2027*	13,618	3,404
Swvl Holdings Corp., Expiration Date: March 31, 2027*	2,126	30
TOTAL WARRANTS (SPAC) (Cost $108,870)		$214,876
SHORT-TERM INVESTMENTS — 18.0%
MONEY MARKET INVESTMENTS — 18.0%
Morgan Stanley Institutional Liquidity Treasury Portfolio — Institutional Class, 5.06%(l)	67,828,955	$67,828,955
TOTAL SHORT-TERM INVESTMENTS (Cost $67,828,955)		$67,828,955
TOTAL INVESTMENTS — 99.1% (Cost $317,656,443)		$373,034,512
Other Assets in Excess of Liabilities — 0.9%		3,290,028
TOTAL NET ASSETS — 100.0%		$376,324,540

BDC — Business Development Company

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

US — United States

*  Non-income producing security.

(a)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $61,793,430, which represents 16.42% of Net Assets.

(b)  Variable or floating rate security.

(c)  The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy.

(d)  Restricted securities. These restricted securities constituted 19.44% of total net assets at June 30, 2024, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

(e)  Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR"), (iii) the Certificate of Deposit rate, or (iv) Secured Overnight Financing Rate ("SOFR"). Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(f)  As of June 30, 2024, the Fund had entered into commitments to fund various delayed draw debt-related investments. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing those investments and there can be no assurance that such conditions will be satisfied. See Note 7 of the Notes to Financial Statements for further information on these commitments and contingencies.

(g)  Payment-in-kind interest is generally paid by issuing additional par/shares of the security rather than paying cash.

(h)  Security is in default.

(i)  All or a portion of the loan is unfunded.

(j)  Perpetual security. Maturity date is not applicable.

(k)  Investment valued using net asset value per share (or its equivalent) as a practical expedient.

(l)  The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
SUMMARY OF INVESTMENTS

As of June 30, 2024 (Unaudited)

Security Type/Industry	Percent of Total Net Assets
Bonds & Debentures
Asset-Backed Securities	12.3%
Corporate Bonds	9.9%
Corporate Bank Debt	4.7%
Convertible Bonds	2.5%
Commercial Mortgage-Backed Securities	0.4%
Total Bonds & Debentures	29.8%
Closed-End Funds	0.1%
Common Stocks
Internet Media & Services	5.2%
Semiconductors	4.3%
Banking	3.9%
Construction Materials	2.7%
Cable & Satellite	2.7%
Beverages	2.2%
Electrical Equipment	2.1%
Chemicals	2.0%
Aerospace & Defense	1.7%
Insurance	1.3%
Metals & Mining	1.2%
Industrial Support Services	1.1%
Oil & Gas Producers	1.1%
Leisure Facilities & Services	0.9%
E-Commerce Discretionary	0.9%
Apparel & Textile Products	0.8%
Engineering & Construction	0.8%
Electric Utilities	0.7%
Entertainment Content	0.7%
Technology Services	0.7%
Technology Hardware	0.7%
Transportation Equipment	0.5%
Retail — Discretionary	0.5%
Transportation & Logistics	0.4%
Health Care Facilities & Svcs	0.3%
Asset Management	0.2%
Commercial Support Services	0.1%
Real Estate Services	0.0%
Software	0.0%
Total Common Stocks	39.7%
Preferred Stocks
Industrials	0.1%
Energy	0.0%
Total Preferred Stocks	0.1%
Limited Partnerships	11.3%
Warrants (SPAC)	0.1%
Short-Term Investments	18.0%
Total Investments	99.1%
Other Assets in Excess of Liabilities	0.9%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2024

(Unaudited)

ASSETS
Investments, at value (cost $317,656,443)	$373,034,512
Foreign currency, at value (cost $33,973)	33,957
Cash	1,639
Deposits held at broker	1,058,715
Receivables:
Investment securities sold	983,692
Dividends and interest	2,139,293
Reclaims receivable	243,356
Total assets	377,495,164
LIABILITIES
Payables:
Investment securities purchased	748,934
Advisory fees	253,246
Fund services fees	106,743
Auditing fees	14,918
Shareholder reporting fees	8,166
Directors' fees and expenses	4,291
Legal fees	3,174
Chief Compliance Officer fees	897
Accrued other expenses	30,255
Total liabilities	1,170,624
Commitments and contingencies (Note 7)
NET ASSETS	$376,324,540
COMPONENTS OF NET ASSETS
Capital Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,199,745 shares	$312,748,892
Total distributable earnings (accumulated deficit)	63,575,648
NET ASSETS	$376,324,540
Number of shares issued and outstanding	8,199,745
Net asset value per share	$45.89
Market price per share	44.26

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENT OF OPERATIONS

For the six months ended June 30, 2024

(Unaudited)

INVESTMENT INCOME
Interest	$7,435,803
Dividends (net of foreign withholding taxes of $50,537)	2,910,321
Total investment income	10,346,124
EXPENSES
Advisory fees	1,320,155
Fund services fees	216,242
Tax fees	55,267
Shareholder reporting fees	45,734
Miscellaneous	30,145
Registration fees	12,434
Directors' fees and expenses	11,567
Auditing fees	8,034
Legal fees	5,229
Insurance fees	4,944
Chief Compliance Officer fees	1,070
Total expenses	1,710,821
Net investment income (loss)	8,635,303
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	5,612,710
Foreign currency transactions	9,573
Total realized gain (loss)	5,622,283
Net change in unrealized appreciation (depreciation) on:
Investments	12,231,890
Foreign currency translations	(9,872)
Net change in unrealized appreciation (depreciation)	12,222,018
Net realized and unrealized gain (loss)	17,844,301
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$26,479,604

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended June 30, 2024 (Unaudited)	For the year ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income (loss)	$8,635,303	$16,191,801
Total realized gain (loss) on investments and foreign currency transactions	5,622,283	11,144,279
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	12,222,018	26,302,922
Net increase (decrease) in net assets resulting from operations	26,479,604	53,639,002
Distributions to Shareholders:
Distributions	(10,249,397)	(24,019,810)
Total distributions to shareholders	(10,249,397)	(24,019,810)
Capital Transactions:
Cost of capital stock	(319,255)	(4,038,102)
Net increase (decrease) in net assets from capital transactions	(319,255)	(4,038,102)
Total increase (decrease) in net assets	15,910,952	25,581,090
NET ASSETS
Beginning of period	360,413,588	334,832,498
End of period	$376,324,540	$360,413,588
CAPITAL SHARE TRANSACTIONS
Shares of capital stock repurchased	(7,968)	(106,018)
Net increase (decrease) in capital share transactions	(7,968)	(106,018)

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
FINANCIAL HIGHLIGHTS

Per share operating performance. For a capital share outstanding throughout each period.

	For the six months ended June 30, 2024		For the year ended December 31,
	(Unaudited)		2023	2022(1)	2021(1)	2020(1)	2019(1)
Net asset value, beginning of period	$43.91		$40.27	$45.70	$45.35	$44.44	$37.66
Income from Investment Operations:
Net investment income(2)	$1.05		$1.96	$1.16	$0.99	$0.70	$0.72
Net realized and unrealized gain (loss)	2.18		4.54	(4.40)	3.94	1.82	7.02
Total from investment operations	$3.23		$6.50	$(3.24)	$4.93	$2.52	$7.74
Less Distributions:
From net investment income	$(1.25)		$(2.09)	$(1.06)	$(2.02)	$(1.00)	$(1.00)
From net realized gains	—		(0.82)	(1.16)	(2.59)	(0.64)	—
Total distributions	$(1.25)		$(2.91)	$(2.22)	$(4.61)	$(1.64)	$(1.00)
Capital stock repurchased	$0.00	(3)	$0.05	$0.03	$0.03	$0.03	$0.04
Net asset value, end of period	$45.89		$43.91	$40.27	$45.70	$45.35	$44.44
Per share market value at end of period	$44.26		$40.38	$38.66	$43.21	$39.91	$38.69
Total investment return(4)	12.87%		12.46%	(5.28)%	19.95%	7.79%	22.11%
Net asset value total return(5)	7.47%		16.74%	(7.09)%	11.16%	5.98%	20.89%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$376,325		$360,414	$334,832	$382,795	$381,948	$376,706
Ratio of expenses to average net assets	0.93	%(6)	0.97%	0.99%	0.91%	1.04%	1.00%
Ratio of net investment income (loss) to average net assets	4.72	%(6)	4.65%	2.76%	2.05%	1.69%	1.71%
Portfolio turnover rate	1	%(7)	13%	18%	47%	57%	29%

(1)  Audits performed for the fiscal years indicated by the Fund's previous auditor, Ernst & Young LLP.

(2)  Based on average shares outstanding for the period.

(3)  Amount represents less than $0.01 per share.

(4)  Based on market value per share, adjusted for reinvestment of distributions.

(5)  Based on net asset value per share, adjusted for reinvestment of distributions.

(6)  Annualized.

(7)  Not annualized.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2024
(Unaudited)

NOTE 1—Organization

Source Capital, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. First Pacific Advisors, LP (the "Adviser") has served as the Fund's investment adviser since inception.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standards Codification No. 946 "Financial Services—Investment Companies."

NOTE 2—Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter ("OTC") market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Directors has designated the Adviser as the Fund's valuation designee (the "Valuation Designee") to make all fair value determinations with respect to the Fund's portfolio investments, subject to the Board's oversight. As the Valuation Designee, the Adviser has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date.

(c) Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government. Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of residential or commercial mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but may contain some form of non-government credit enhancement.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2024
(Unaudited)

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates.

(d) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations ("CDOs") include Collateralized Bond Obligations ("CBOs"), Collateralized Loan Obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

(f) Credit Risk

Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

(g) Special Purpose Acquisition Companies

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies ("SPACs") or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2024
(Unaudited)

blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC's assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund's other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund's investments in SPACs will not significantly contribute to the Fund's distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in the proposed transaction or the Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vii) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC's assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (viii) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (ix) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (x) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest's intrinsic value; and (xiii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. There were no Private Investment in Public Equity ("PIPE") share purchase commitments for the SPACs the Fund invested in as of June 30, 2024.

(h) Repurchase Agreements

Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements as of June 30, 2024.

(i) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2024
(Unaudited)

losses from valuing foreign currency denominated assets and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

(j) Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(k) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the "Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund's current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2024, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(l) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

NOTE 3—Investment Advisory and Other Agreements

Pursuant to an investment advisory agreement ("the "Agreement"), the Fund pays a monthly investment advisory fee to the Adviser at the annual rate of 0.725% for the first $100 million, 0.700% for the next $100 million, and 0.675% in excess of $200 million of average total net assets of the last business day of each month.

The Agreement obligates the Adviser to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) do not exceed 1.50% of the first $30 million and 1.00% of the remaining average total net assets of the last business day of each month. For the six months ended June 30, 2024, the Adviser did not waive any portion of its advisory fee.

UMB Fund Services, Inc. ("UMBFS") serves as the Fund's fund accountant and co-administrator; and Mutual Fund Administration, LLC ("MFAC") serves as the Fund's other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund's custodian. The Fund's allocated fees incurred for fund accounting, fund administration, and custody services for the six months ended June 30, 2024, were $86,908. The inclusion of such fees are reported as Fund services fees on the Statement of Operations.

Equiniti Trust Company, LLC serves as the Fund's transfer agent. The Fund's allocated fees incurred for transfer agent services for the six months ended June 30, 2024, were $129,334. The inclusion of such fees are reported as Fund service fees on the Statement of Operations.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2024
(Unaudited)

Certain directors and officers of the Fund are employees of UMBFS, MFAC or the Adviser. The Fund does not compensate directors and officers affiliated with the Fund's co-administrators or the Adviser. For the six months ended June 30, 2024, the Fund's allocated fees incurred to directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Directors") were $11,567. Such fees are reported on the Statement of Operations.

The Fund's Board of Directors adopted a Deferred Compensation Plan (the "Plan") for the Independent Directors that enables Directors to elect to receive payment in cash or the option to defer some or all of their fees. If a director elects to defer payment, the Plan provides for the creation of a deferred payment account. A Director's deferred fees are deemed to be invested in designated mutual funds available under the Plan. The Fund's liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan. The Directors Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Directors' fees and expenses in the Statement of Operations. For the six months ended June 30, 2024, no Directors fees were deferred.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer ("CCO") services to the Fund. The Fund's allocated fees incurred for CCO services for the six months ended June 30, 2024, were $1,070. Such fees are reported on the Statement of Operations.

NOTE 4—Federal Income Taxes

At June 30, 2024, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$318,436,309
Gross unrealized appreciation	$70,456,650
Gross unrealized depreciation	(15,858,447)
Net unrealized appreciation/(depreciation)	$54,598,203

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

NOTE 5—Investment Transactions

For the six months ended June 30, 2024, purchases and sales of investments, excluding short-term investments, were $2,792,414 and $27,367,591, respectively.

NOTE 6—Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

NOTE 7—Commitments and Contingencies

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities. As of June 30, 2024, the total unfunded amount was 2.32% of the Fund's net assets.

As of June 30, 2024, the Fund had the following unfunded loan commitments outstanding:

Loan	Principal	Cost	Value	Unrealized Appreciation/ Depreciation	Unfunded Commitment
Lealand Finance Company B.V. Senior Exit LC	$4,666,312	$(10,527)	$(1,633,209)	$(1,622,682)	$4,666,312
McDermott Tanks Secured LC	2,513,909	(5,478)	(251,391)	(245,913)	2,513,908
Project Myrtle	3,000,000	1,438,115	1,449,823	11,708	1,550,177

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2024
(Unaudited)

As of June 30, 2024, the Fund valued its limited partnerships using NAV as a practical expedient. These limited partnerships are closed-end credit partnerships and the Fund was liable for unfunded commitments of $11,825,255. The Fund cannot redeem from these partnerships and will receive distributions from the limited partnerships as their credit investments are liquidated.

NOTE 8—Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad Levels as described below:

•  Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•  Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2024, in valuing the Fund's assets carried at fair value:

Investments	Level 1	Level 2	Level 3	NAV as Practical Expedient*	Total
Asset-Backed Securities
Collateralized Loan Obligation	$—	$24,603,605	$—	$—	$24,603,605
Equipment	—	2,509,794	288,188	—	2,797,982
Other	—	18,843,946	—	—	18,843,946
Commercial Mortgage-Backed Securities
Agency	—	328,659	—	—	328,659
Non-Agency	—	1,293,668	—	—	1,293,668
Convertible Bonds	—	9,304,895	—	—	9,304,895
Corporate Bank Debt	—	10,121,590	7,721,315	—	17,842,905
Corporate Bonds
Communications	—	3,744,145	—	—	3,744,145
Consumer Discretionary	—	2,442,509	—	—	2,442,509
Energy	—	13,208,814	—	—	13,208,814
Financials	—	9,587,281	2,885,000	—	12,472,281
Health Care	—	1,906,382	—	—	1,906,382
Technology	—	—	3,500,000	—	3,500,000
Closed-End Funds	—	—	331,373	—	331,373
Common Stocks
Aerospace & Defense	6,279,192	—	—	—	6,279,192
Apparel & Textile Products	2,905,993	—	—	—	2,905,993
Asset Management	584,490	—	—	—	584,490
Banking	14,793,762	—	—	—	14,793,762

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2024
(Unaudited)

Investments	Level 1	Level 2	Level 3	NAV as Practical Expedient*	Total
Beverages	$8,422,496	$—	$—	$—	$8,422,496
Cable & Satellite	10,231,574	—	—	—	10,231,574
Chemicals	7,396,389	—	—	—	7,396,389
Commercial Support Services	335,890	—	—	—	335,890
Construction Materials	10,239,566	—	—	—	10,239,566
E-Commerce Discretionary	3,268,397	—	—	—	3,268,397
Electric Utilities	2,767,209	—	—	—	2,767,209
Electrical Equipment	8,004,681	—	—	—	8,004,681
Engineering & Construction	2,204,533	—	619,193	—	2,823,726
Entertainment Content	1,546,560	—	1,156,302	—	2,702,862
Health Care Facilities & Svcs	1,130,373	—	—	—	1,130,373
Industrial Support Services	4,164,831	—	—	—	4,164,831
Insurance	4,776,547	—	—	—	4,776,547
Internet Media & Services	19,672,658	—	—	—	19,672,658
Leisure Facilities & Services	3,366,934	—	—	—	3,366,934
Metals & Mining	4,554,392	—	—	—	4,554,392
Oil & Gas Producers	4,103,598	—	—	—	4,103,598
Real Estate Services	146,288	—	—	—	146,288
Retail—Discretionary	1,712,342	—	—	—	1,712,342
Semiconductors	16,115,474	—	—	—	16,115,474
Software	—	—	134,056	—	134,056
Technology Hardware	2,618,756	—	—	—	2,618,756
Technology Services	2,624,697	—	—	—	2,624,697
Transportation & Logistics	—	—	1,689,040	—	1,689,040
Transportation Equipment	1,950,969	—	—	—	1,950,969
Limited Partnerships	—	—	—	42,640,678	42,640,678
Preferred Stocks
Energy	—	—	43,892	—	43,892
Industrials	—	—	167,765	—	167,765
Warrants (SPAC)	214,344	—	532	—	214,876
Short-Term Investments	67,828,955	—	—	—	67,828,955
	$213,961,890	$97,895,288	$18,536,656	$42,640,678	$373,034,512

*  Investments valued using net asset value per share (or its equivalent) as a practical expedient are excluded from the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Invesments	Beginning balance December 31, 2023	Transfers into/(out) of Level 3 during the period	Total realized gain/(loss)	Total change in net unrealized appreciation/ (depreciation)	Accretion of Discount (Amortization of Premium) and Return of Capital	Net purchases	Net sales	Ending Value at June 30, 2024
Asset-Backed Securities— Equipment	$329,249	$—	$26	$10,027	$—	$—	$(51,114)	$288,188
Asset-Backed Securities— Other	—	—	—	—	—	—	—	—
Corporate Bank Debt	9,039,252	46	(130,687)	2,773,574	(370,864)	702,295	(4,292,301)	7,721,315
Corporate Bonds	5,833,000	—	—	—	—	552,000	—	6,385,000
Closed-End Funds	331,373	—	—	—	—	—	—	331,373

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2024
(Unaudited)

Invesments	Beginning balance December 31, 2023	Transfers into/(out) of Level 3 during the period	Total realized gain/(loss)	Total change in net unrealized appreciation/ (depreciation)	Accretion of Discount (Amortization of Premium) and Return of Capital	Net purchases	Net sales	Ending Value at June 30, 2024
Common Stocks	$2,943,306	$619,193	$—	$36,092	$—	$—	$—	$3,598,591
Preferred Stocks	120,645	—	—	91,040	(28)	—	—	211,657
Warrants (SPAC)	659	532	(1,136)	477	—	—	—	532
	$18,597,484	$619,771	$(131,797)	$2,911,210	$(370,892)	$1,254,295	$(4,343,415)	$18,536,656

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $619,771 out of Level 1 and Level 2 into Level 3. Transfers into Level 3 were due to change in valuation technique from vendor priced to a pricing model based on last executed trade.

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2024.

Financial Assets	Fair Value at June 30, 2024	Valuation Technique(s)	Unobservable Inputs	Price/Range	Weighted Average	Impact to Valuation From an Increase in Input(1)
Asset-Backed Securities— Equipment	$288,188	Third-Party Broker Quote(2)	Quotes/Prices	$86.00	$86.00	Increase
Corporate Bank Debt	$2,395,388	Third-Party Broker Quote(2)	Quotes/Prices	$52.00-$101.00	$124.10	Increase
	$5,234,631	Pricing Model(3)	Cost	$97.50-$100.00	$98.97	N/A
	$46	Pricing Model(9)	Corporate Action	$0.01	$0.01	Increase
	$91,250	Pricing Model(7)	Quotes/Prices	$65.00	$65.00	Increase
Corporate Bonds & Notes	$6,385,000	Pricing Model(3)	Cost	$100.00	$100.00	N/A
Closed-End Funds	$331,373	Pricing Model(4)	Last Reported Trade	$2.33	$2.33	Increase
Common Stock	$1,156,302	Most Recent Capitalization (Funding)(5)	Revenue Multiple	$266.00	25%	Decrease
	$2,308,233	Pricing Model(4)	Last Reported Trade	$0.32-$20.00	$14.72	Increase
	$—	Pricing Model(6)	Corporate Action	$0.00	$0.00	Increase
	$134,056	Third-Party Broker Quote(2)	Quotes/Prices	$13.00	$13.00	Increase
Preferred Stock	$211,657	Pricing Model(7)	Quotes/Prices	$184.67-$933.87	$340.03	Increase
Warrants (SPAC)	$532	Pricing Model(8)	Last Vendor Price	$0.00-$0.09	$0.09	Increase

(1)  This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

(2)  The Third Party Broker Quote technique for Level 3 securities involves obtaining an independent third-party broker quote for the security.

(3)  The fair value of the investment is based on the initial purchase price or more recent capital activity. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

(4)  The Pricing Model technique for Level 3 securities involves the last reported trade in the security.

(5)  The fair value of the investment is based on capital funding terms and discounted based on market trends. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

(6)  The Pricing Model technique for Level 3 securities involves the issuance of non-tradable rights with no set exercise date.

(7)  The Pricing Model technique for Level 3 securities involves recently quoted funding prices of the security.

(8)  The Pricing Model technique for Level 3 securities involves the last provided vendor price of the security.

(9)  The Pricing Model technique for Level 3 securities involves the potential of likelihood of future bankruptcy distributions.

NOTE 9—Capital Stock

The Fund did not issue any shares of Common Stock under its Dividend Reinvestment Plan for shareholders during the six months ended June 30, 2024. Effective October 23, 2023, the Board approved the continuation of the repurchase program through December 31, 2024. During the six months ended June 30, 2024, the Fund repurchased 7,968 of its outstanding shares at a weighted-average discount of 8.69% from net asset value per share. These repurchases were made pursuant to the stock repurchase program approved annually by the Fund's Board of Directors. Under the program, the Fund is authorized to make open-market repurchases of its

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2024
(Unaudited)

common stock of up to 10% of the Fund's outstanding shares during the twelve-month period beginning January 1, 2023. The Fund expects to repurchase its common stock when the discount to NAV of the trading price of its common stock on the NYSE is greater than 5%, subject to various factors, including the ability of the Fund to raise cash to repurchase shares in a tax-efficient manner.

NOTE 10—Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund's investment objective and investment strategies. Investments in restricted securities are valued at net asset value as a practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of June 30, 2024, the Fund invested in the following restricted securities:

Restricted Security	Initial Acquisition Date	Cost	Fair Value	Fair Value as a % of Net Assets
Altegrity, Inc.	9/1/2021	$—	$331,373	0.08%
Apollo Debt Solutions BDC Senior Notes, 8.620%, 9/28/2028	8/10/2023	2,333,000	2,333,000	0.62%
Axiom Global, Inc., 10.194% (1-Month USD Libor+475 basis points), 10/1/2026	11/18/2021	1,697,132	1,653,254	0.44%
Blue Torch Credit Opportunities Fund II LP	2/16/2021	4,004,198	3,738,419	0.99%
Capstone Acquisition Holdings, Inc. 2020 Delayed Draw Term Loan, 10.194% (1-Month Term SOFR+485 basis points), 11/12/2027	11/12/2020	148,215	141,426	0.04%
Capstone Acquisition Holdings, Inc. 2020 Term Loan, 10.194% (1-Month Term SOFR+485 basis points), 11/12/2027	11/12/2020	2,134,761	2,043,347	0.54%
CB&I STS Delaware LLC, 13.096% (3-Month Term SOFR+776.2 basis points), 12/31/2026	9/5/2023	2,208,134	2,230,216	0.59%
Clover Private Credit Opportunities Fund LP	12/13/2021	4,056,233	4,115,318	1.09%
Copper Property CTL Pass Through Trust	10/5/2017	528,672	146,288	0.04%
Cornerstone OnDemand, Inc., 9.343% (1-Month Term SOFR+375 basis points), 10/16/2028	12/7/2022	67,974	68,337	0.02%
Element Commercial Funding LP (1-Month Term SOFR+575 basis points), 9/15/2024	4/14/2023	2,330,500	2,341,741	0.62%
Epic Games, Inc.	6/25/2020	2,499,525	1,156,302	0.31%
Farfetch U.S. Holdings, Inc., 11.575% (3-Month Term SOFR+625 basis points), 10/20/2027	9/28/2022	2,015,763	1,978,492	0.53%
Frontier Communications Holdings LLC, 9.207% (1-Month Term SOFR+375 basis points), 10/8/2027	4/9/2021	1,219,220	1,224,688	0.33%
Heartland Dental LLC/Heartland Dental Finance Corp., 10.331% (1-Month Term SOFR+500 basis points), 4/30/2028	5/5/2023	1,779,733	1,906,382	0.51%
HIG WhiteHorse Direct Lending 2020 LP	7/30/2021	4,701,326	4,532,755	1.20%
Hlend Senior Notes, 8.170%, 3/15/2028	2/16/2023	3,500,000	3,500,000	0.93%
JC Penney Corp., Inc., 5.568% (3-Month USD Libor+425 basis points), 6/23/2025	2/3/2021	—	46	0.00%

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2024
(Unaudited)

Restricted Security	Initial Acquisition Date	Cost	Fair Value	Fair Value as a % of Net Assets
Lealand Finance Company B.V. Senior Exit LC, 5.250%, 6/30/2027	2/28/2020	$(10,527)	$(1,633,209)	-0.43%
Lealand Finance Company B.V. Senior Exit LC, 3.500%, 6/30/2027	11/12/2019	(891,939)	(776,421)	-0.21%
Lealand Reficar LC Term Loan, 12.798% (3-Month Term SOFR+750 basis points), 6/30/2027	4/5/2024	140,384	91,250	0.02%
Light Commercial Funding LP, 11.153% (1-Month Term SOFR+600 basis points), 10/31/2026	2/28/2023	1,443,370	1,443,067	0.38%
McDermott International, Ltd.	7/1/2020	2,014,777	619,193	0.16%
McDermott International, Ltd., 8.000%	12/31/2020	64,152	167,765	0.04%
McDermott LC, 9.593%, 6/30/2027	12/31/2020	1,004,809	522,500	0.14%
McDermott Tanks Escrow LC, 6.346% (3-Month Term SOFR+101.2 basis points), 12/31/2026	12/31/2020	228,691	118,920	0.03%
McDermott Tanks Secured LC, 10.346% (3-Month Term SOFR+501.2 basis points), 12/31/2026	12/31/2020	(5,478)	(251,391)	-0.07%
McDermott Technology Americas, Inc., 8.458% (1-Month Term SOFR+300 basis points), 6/30/2027	7/1/2020	141,925	78,060	0.02%
McDermott Technology Americas, Inc., 9.457% (1-Month Term SOFR+400 basis points), 12/31/2027	7/1/2020	1,819,393	679,468	0.18%
Metro Partners Fund VII LP	5/13/2021	7,100,327	8,547,060	2.27%
MSD Private Credit Opportunities Fund II LP	3/8/2021	2,861,807	3,847,263	1.02%
MSD Real Estate Credit Opportunities Fund	6/11/2020	897,640	1,426,370	0.38%
Nebari Natural Resources Credit Fund I LP	8/18/2020	5,363,250	5,164,209	1.37%
OCREDIT BDC Senior Notes, 7.770%, 3/7/2029	2/22/2024	552,000	552,000	0.15%
Pershing Square Tontine Holdings Ltd.	7/26/2022	—	—	0.00%
PHI Group, Inc., 2.470%	8/19/2019	690,707	1,689,040	0.45%
Piney Lake Opportunities Fund LP	6/30/2021	2,269,973	3,077,477	0.82%
Polaris Newco, LLC Term Loan B, 9.343% (1-Month Term SOFR+400 basis points), 6/5/2028	6/3/2021	1,131,314	1,132,926	0.30%
Post Road Special Opportunity Fund II LP	1/26/2021	1,403,902	1,646,357	0.44%
Project Myrtle, 1.900% (1-Month Term SOFR+317.9 basis points), 6/15/2025	12/21/2022	1,438,115	1,449,823	0.39%
Prop 2017-1A, 5.300%, 3/15/2042	2/9/2017	334,934	288,188	0.08%
QBS Parent, Inc., 9.582% (3-Month Term SOFR+425 basis points), 9/22/2025	4/13/2020	1,811,902	1,867,664	0.50%
Silverpeak Credit Opportunities LP	11/18/2019	1,103,190	1,688,419	0.45%
Silverpeak Special Situations	9/25/2020	4,304,378	4,857,031	1.29%
Vision Solutions, Inc., 11.750% (3-Month Term SOFR+400 basis points), 4/24/2028	12/7/2022	62,637	71,511	0.02%
WH Borrower LLC, Term Loan B, 10.817% (1-Month Term SOFR+550 basis points), 2/16/2027	2/9/2022	1,076,638	1,117,913	0.30%
Windstream Services LLC, 11.694% (1-Month Term SOFR+625 basis points), 9/21/2027	8/11/2020	228,150	249,277	0.07%
		$73,804,807	$73,173,114	19.44%

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2024
(Unaudited)

NOTE 11—Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as "Market Disruptions and Geopolitical Risks" and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Funds' performance, the performance of the securities in which the Funds invest and may lead to losses on your investment. The ultimate impact of "Market Disruptions and Geopolitical Risks" on the financial performance of the Funds' investments is not reasonably estimable at this time. Management is actively monitoring these events.

NOTE 12—New Accounting Pronouncements

Effective January 24, 2023, the Securities and Exchange Commission (the "SEC") adopted rule and form amendments to require mutual funds and exchange-traded funds ("ETFs") to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Certain information, including financial statements, will no longer appear in the funds' streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. The Fund has adopted procedures in accordance with the SEC's rules and form amendments.

NOTE 13—Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund's related events and transactions that occurred through the date of issuance of the Fund's financial statements.

At the annual meeting of shareholders held on July 12, 2024, the Fund's shareholders re-elected Directors Sandra Brown, Robert F. Goldrich, John Zader, Maureen Quill, and J. Richard Atwood. Shareholders also approved and adopted an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized into a newly formed Delaware statutory trust named "Source Capital". Additional information can be found in the Fund's Schedule 14A Proxy Statement dated April 19, 2024.

	Total Shares Voted For	Total Shares Witheld
Sandra Brown	6,244,703	306,676
Robert F. Goldrich	6,191,803	359,576
John P. Zader	6,193,554	357,825
J. Richard Atwood	6,084,499	466,880
Maureen Quill	6,213,770	337,609

Approval and adoption of the Agreement and Plan of Reorganization, pursuant to which the Company would be reorganized into a newly formed Delaware statutory trust named "Source Capital".

Total Shares Voted For	Total Shares Voted Against	Total Shares Abstained
4,136,996	511,683	176,182

SOURCE CAPITAL, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

At an in-person meeting held on April 16, 2024, the Board of Directors (the "Board") of Source Capital, Inc. (the "Fund"), including the directors who are not "interested persons" of the Fund (the "Independent Directors") as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), reviewed and unanimously approved the renewal of the investment advisory agreement (the "Advisory Agreement") between the Fund and First Pacific Advisors, LP (the "Advisor") for an additional one-year period from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Directors, determined that such renewal was in the best interests of the Fund and its shareholders.

Background. In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Fund's co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Advisor's organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Advisor's compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Advisor's overall relationship with the Fund; reports comparing the performance of the Fund with returns of a blended index consisting of 60% MSCI All Country World Index and 40% Bloomberg U.S. Aggregate Bond Index (the "60/40 Blended Index") and a group of comparable funds (the "Peer Group") selected by Broadridge Financial Solutions, Inc. ("Broadridge") from Morningstar, Inc.'s Moderate Allocation category (the "Fund Universe") for the one-, three-, five-, and ten-year periods ended December 31, 2023; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Fund and the Independent Directors discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.

In renewing the Advisory Agreement, the Independent Directors met separately in an executive session prior to the meeting with the Board to consider the Advisory Agreement, including the items discussed below, and were represented by their legal counsel with respect to the matters considered. The Board, including all of the Independent Directors, then met and also considered a variety of factors for renewal of the Advisory Agreement, including those discussed below. In their deliberations, the Board and the Independent Directors did not identify any particular factor that was controlling, and each Director may have attributed different weights to the various factors.

Nature, Extent, and Quality of Services. With respect to the performance results of the Fund, the meeting materials indicated that the Fund's annualized total returns for the one-, three-, and five-year periods were above the Peer Group and Fund Universe median returns and the 60/40 Blended Index returns. The Fund's annualized total return for the ten-year period was above the Fund Universe median return and the 60/40 Blended Index return, and was the same as the Peer Group median return.

The Board noted its familiarity with the Advisor and considered the overall quality of services provided by the Advisor to the Fund. In doing so, the Board considered the Advisor's specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Advisor, as well as its compliance structure. The Board and the Independent Directors concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio. With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was below the Peer Group and Fund Universe medians. The Directors considered that the Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund's advisory fee with those of other similar client accounts of the Advisor. The Directors also considered that the Fund's advisory fee was within the range of advisory fees paid by other registered funds managed by the Advisor. The annual total expenses paid by the Fund (net of fee waivers) for the Fund's most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Directors concluded that based on the factors they had reviewed, the compensation payable to the Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Advisor provides to the Fund.

SOURCE CAPITAL, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (Continued)

Advisor Profitability and Costs. The Board and the Independent Directors considered information provided by the Advisor regarding the Advisor's costs in providing services to the Fund, the profitability of the Advisor and the benefits to the Advisor from its relationship to the Fund. They reviewed and considered the Advisor's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor's largest operating cost, and overhead costs with respect to the provision of investment advisory services. The Independent Directors discussed with the Advisor the general process through which individuals' compensation is determined and then reviewed by the management committee of the Advisor, as well as the Advisor's methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. The Board and the Independent Directors recognized that the Advisor is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. Recognizing the difficulty in evaluating an investment advisor's profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Directors concluded that the profit of the Advisor from its relationship with the Fund was reasonable.

Economies of Scale. The Board and the Independent Directors considered, and discussed with the Advisor, whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the advisory fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Advisor's representation that its internal costs of providing investment management services to the Fund have increased in recent years as a result of a number of factors, including the ongoing and growing complexity of the Fund's investments, as well as the Advisor's investment in building a highly-seasoned trading, compliance, valuation, client service and operations staff to support the Advisor's investment teams. The Directors also noted the Advisor's representation that it would continue making such investments in its personnel, systems, and facilities in an effort to maintain and increase the level and quality of services that it provides to the Fund. The Directors also considered the Advisor's willingness to close funds to new investors when it believes that a fund has limited capacity to grow or when it otherwise would be detrimental to fund shareholders.

The Board and the Independent Directors recognized that the advisory fee schedule for the Fund does not have breakpoints. They considered that many registered funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Advisor's statement that it believes that breakpoints are currently not warranted for the Fund given the ongoing investments the Advisor is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund's assets, all of which could negatively impact the Advisor's profitability. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Advisor in its team of personnel serving the Fund and in the Advisor's service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund's advisory fee structure was not warranted at current asset levels.

Benefits to the Advisor. The Board and the Independent Directors considered other "fall out" benefits to the Advisor as a result of its relationship with the Fund, other than the advisory fee, including research services provided to it by broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Fund's Chief Compliance Officer of the Advisor's compliance program, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund's performance.

Conclusion. Based on these and other factors, the Board and the Independent Directors concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Robert F. Goldrich, and John P. Zader are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Director"). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Robert F. Goldrich, 1962	Director	2022	Senior Vice President for Strategic Initiatives of CMW Strategies LLC (since 2022). Formerly, President/CFO of the Leon Levy Foundation (2015-2022). Director/Trustee of each FPA Fund (since 2022).	7	Uluru, Inc. (2015-2017)
John P. Zader, 1962	Director	2023	Retired (June 2014-present); CEO, Formerly, UMB Fund Services, Inc. (December 2006-June 2014), a mutual fund and hedge fund service provider. President, Investment Managers Series Trust (2007-2014).	7	Investment Managers Series Trust (2007-2022) and Investment Managers Series Trust II (2013-present)
"Interested" Director
J. Richard Atwood,(2) 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018).	7	None
Maureen Quill(3), 1963	Director	2023	President, FPA Funds Trust (2023-present); President (2019-present), Investment Managers Series Trust; EVP/Executive Director Registered Funds (January 2018-present), Chief Operating Officer (June 2014-January 2018), and Executive Vice President (January 2007-June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013-December 2020); Vice President, Investment Managers Series Trust (December 2013-June 2014).	7	Investment Managers Series Trust (2019-present)

(1)  The address of each Director is 2101 E. El Segundo Blvd., Suite 301, El Segundo, California 90245. other than Mr. Zader and Ms. Quill. Mr. Zader's and Ms. Quill's address is 235 W. Galena Street, Milwaukee, Wisconsin, 53212.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of his affiliation with the Fund's Adviser.

(3)  "Interested person" within the meaning of the 1940 Act by virtue of her affiliation with UMB Distribution Services LLC.

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) (Continued)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Rita Dam 1966	Treasurer	2023

Co-Chief Executive Officer (2016-present), and Vice President (2006-2015), Mutual Fund Administration, LLC; Treasurer and Assistant Secretary, Investment Managers Series Trust (December 2007-present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018-2022).

Diane Drake 1967	Secretary	2023	Senior Counsel, Mutual Fund Administration, LLC (October 2015-present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018-2019).
Martin Dziura 1959	Chief Compliance Officer	2023

Principal, Dziura Compliance Consulting, LLC (October 2014-present); Managing Director, Cipperman Compliance Services (2010-September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010); Vice President—Compliance, Morgan Stanley Investment Management (2000-2009).

Max Banhazl 1987	Vice President	2023	Vice President, Mutual Fund Administration, LLC (2012-present); Managing Director, Marketing and Sales Director, Foothill Capital Management (2018-2022).
Korey Bauer 1989	Vice President	2023

Vice President/Business Development, Mutual Fund Administration, LLC (2022-present); Chief Investment Officer, Managing Director, and Portfolio Manager of Foothill Capital Management (2018-2022); Portfolio Manager, AXS Investments, LLC (2020-2022); President, Chief Executive Officer and Chief Compliance Officer of Bauer Capital Management, LLC (2014-2018).

(1)  The address for each Officer is 235 West Galena Street, Milwaukee, Wisconsin 53212.

OTHER IMPORTANT FUND INFORMATION

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Annual Report, additional copies of which are available without charge, upon request, on the Fund's website at fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2024, is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

(This page has been left blank intentionally.)

SOURCE CAPITAL, INC.

INVESTMENT ADVISER

First Pacific Advisors, LP
2101 E. El Segundo Blvd., Suite 301
El Segundo, California 90245

FUND CO-ADMINISTRATOR AND FUND ACCOUNTANT

UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

CO-ADMINISTRATOR

Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

CUSTODIAN

UMB Bank, n.a.,
928 Grand Boulevard
Kansas City, Missouri 64106

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
(800) 279-1241 or (718) 921-8124
www.equiniti.com

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, California 92626

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

STOCK EXCHANGE LISTING

New York Stock Exchange: SOR

SUMMARY OF DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Fund ("Dividend Shares"). Equiniti Trust Company, LLC, acts as the "Agent" for Plan participants. All correspondence with the Agent should be sent to: Equiniti Trust Company, LLC, Attn: Shareholder Relations Department, 6201 15th Avenue, Brooklyn, New York, 11219.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Fund reserves the right to amend or terminate the Plan.

Purchases of the Fund's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Fund's Common Stock on the NYSE is lower than the Fund's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Fund on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Fund. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Fund through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Fund. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable for closed-end investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable for closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the report to shareholders filed under Item 1 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Not applicable to this semi-annual report.

(a)(2)	Not applicable to this semi-annual report.

(a)(3)	Not applicable to this semi-annual report.

(a)(4)	Not applicable to this semi-annual report.

(b)         There has been no change, as of the date of the filing of this semi-annual report on Form N-CSR, to any of the portfolio managers identified in response to paragraph (a)(1) of this item in the Company’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans of Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
01/01/24-01/31/24	5,753	39.90	5,753	815,018
02/01/24-02/28/24	2,215	40.35	2,215	812,803
03/01/24-03/31/24	0	0	-	812,803
04/01/24-04/30/24	0	0	-	812,803
05/01/24-05/31/24	0	0	-	812,803
06/01/24-06/30/24	0	0	-	812,803

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust III

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Date	September 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Date	September 6, 2024

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer and Principal Financial Officer

Date	September 6, 2024